SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 20, 2000
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                           UNITED ROAD SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                           000-24019                     94-3278455
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(State or other                    (Commission                   (IRS Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


17 Computer Drive West
Albany, New York                                                   12205
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: 518-446-0140
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                       This document consists of 6 pages.
              The exhibit is contained on page 6 of this document.

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Item 1.  CHANGE IN CONTROL OF REGISTRANT.

         On July 20, 2000, Blue Truck Acquisition, LLC, a Delaware limited liability company ("Blue Truck") which is controlled by KPS Special Situations Fund, L.P. ("KPS"), purchased 613,073.27 shares of Series A Participating Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), of United Road Services, Inc., a Delaware corporation (the "Company"), for $25 million in cash consideration (the "Blue Truck Investment"). The funds for the Blue Truck Investment were obtained by Blue Truck from a capital contribution provided by KPS and KPS Supplemental Fund, L.P., Blue Truck's other member. KPS and KPS Supplemental Fund, L.P. obtained such funds from contributions by their respective limited partners. According to the Schedule 13-D filed by Blue Truck and KPS on July 28, 2000 (the "Blue Truck 13-D"), Michael Psaros, Eugene Keilin and David Shapiro are the controlling members of KPS.

         The Blue Truck Investment was made pursuant to a Stock Purchase Agreement, dated as of April 14, 2000 and amended as of May 26, 2000, between the Company and Blue Truck (the "Blue Truck Purchase Agreement"), which was described in the Company's definitive proxy statement mailed by the Company to its stockholders on or about June 14, 2000. At a special meeting of the Company's stockholders held on July 20, 2000, the Company's stockholders approved the Blue Truck Investment. As a result of its investment, Blue Truck acquired a controlling interest in the Company.

         Pursuant to the Blue Truck Purchase Agreement and in accordance with the terms of an investors' agreement (the "Investors' Agreement"), dated as of July 20, 2000, between the Company and Blue Truck, four of the Company's directors resigned from the Company's Board of Directors (the "Board") and certain persons nominated by Blue Truck (the "Blue Truck Nominees") have been appointed to a majority of the seats on the Board. As a result, the Blue Truck Nominees now control and constitute a majority of the Board. The foregoing changes to the Board were described in an information statement, pursuant to
Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14(f)-1 thereunder, mailed by the Company to its stockholders on or about June 14, 2000 and which is incorporated herein by reference. There was no previous controlling person from whom control of the Company was assumed.

         Blue Truck is the record and beneficial owner of 613,073.27 shares of Series A Preferred Stock. As of July 20, 2000, based on a conversion price of $4.0778 and assuming conversion by Blue Truck of all of the shares of the Series A Preferred Stock owned by it, Blue Truck is the beneficial owner of 6,130,732.7 shares of Common Stock, par value $.01 (the "Common Stock"), which, according to the Blue

Truck 13-D, represents the beneficial ownership of approximately 74.55% of the Common Stock of the Company.

         Blue Truck and KPS have entered into an assignment agreement, dated as of July 20, 2000, pursuant to which Blue Truck has assigned to KPS Blue Truck's rights to elect and designate directors to the Board of Directors pursuant to the Investors' Agreement.

Item 5.  OTHER EVENTS.

         On July 20, 2000, in connection with the Blue Truck Investment, KPS arranged, and the Company and each of its subsidiaries entered into a new $100 million senior secured revolving credit facility (the "Credit Facility") with a syndicate of banks, agented by General Electric Capital Corporation, a New York corporation. The Credit Facility has a term of five years. In connection with its entering into the Credit Facility, the Company terminated its credit facility for which Bank of America, N.A. acted as agent, and repaid all amounts outstanding thereunder.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                           Not Applicable.

         (b)      Pro forma financial information.

                           Not Applicable.

         (c)      Exhibits.

                  4.1 Certificate of Powers, Designations, Preferences and Rights of the Series A Participating Convertible Preferred Stock, par value $0.001 per share, of the Company, which is incorporated herein by reference to
                           Exhibit 3 to the Schedule 13-D filed by Blue Truck and KPS on July 28, 2000.

                  4.2 Certificate of Correction of Certificate of Powers, Designations, Preferences and Rights of the Series A Participating Convertible Preferred Stock, par value $0.001 per share, of the Company, which is incorporated herein by reference to Exhibit 4 to the
                           Schedule 13-D filed by Blue Truck and KPS on July 28, 2000.

                  10.1 Stock Purchase Agreement, dated as of April 14, 2000, by and among the Company and Blue Truck, which is incorporated herein by reference to Appendix A to the Company's Definitive Proxy Statement, dated June 13, 2000.

                  10.2 Amendment No. 1 to Stock Purchase Agreement, dated as of May 26, 2000, by and among the Company and Blue Truck, which is incorporated herein by reference to Appendix F to the Company's Definitive Proxy Statement, dated June 13, 2000.

                  10.3 Investors' Agreement, dated as of July 20, 2000, between the Issuer and Blue Truck, which is incorporated herein by reference to Exhibit 5 to the
                           Schedule 13-D filed by Blue Truck and KPS on July 28, 2000.

                  99.1     Press Release, dated July 21, 2000, issued by the
                           Company.


                  [remainder of page intentionally left blank]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        UNITED ROAD SERVICES, INC.


                                        By:  /s/ Gerald R. Riordan
                                             -----------------------------------
                                             Name:  Gerald R. Riordan
                                             Title: Chief Executive Officer


Dated: August 4, 2000

                                  EXHIBIT INDEX

                           UNITED ROAD SERVICES, INC.

                           Current Report on Form 8-K
                              Dated August 4, 2000


Exhibit
Number              Exhibit
------              -------

4.1 Certificate of Powers, Designations, Preferences and Rights of the Series A Participating Convertible Preferred Stock, par value $0.001 per share, of the Company, which is incorporated herein by reference to Exhibit 3 to the
                    Schedule 13-D filed by Blue Truck and KPS on July 28, 2000.

4.2 Certificate of Correction of Certificate of Powers, Designations, Preferences and Rights of the Series A Participating Convertible Preferred Stock, par value $0.001 per share, of the Company, which is incorporated herein by reference to Exhibit 4 to the Schedule 13-D filed by Blue Truck and KPS on July 28, 2000.

10.1 Stock Purchase Agreement, dated as of April 14, 2000, by and among the Company and Blue Truck, which is incorporated herein by reference to Appendix A to the Company's Definitive Proxy Statement, dated June 13, 2000.

10.2 Amendment No. 1 to Stock Purchase Agreement, dated as of May 26, 2000, by and among the Company and Blue Truck, which is incorporated herein by reference to Appendix F to the Company's Definitive Proxy Statement, dated June 13, 2000.

10.3 Investors' Agreement, dated as of July 20, 2000, between the Issuer and Blue Truck, which is incorporated herein by reference to Exhibit 5 to the Schedule 13-D filed by Blue Truck and KPS on July 28, 2000.

99.1                Press Release dated July 21, 2000, issued by the Company.


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